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                            Prudential Mutual Funds
                       Supplement dated December 13, 1996

    The following information supplements the Prospectus of each of the Funds listed below.

SHAREHOLDER GUIDE
ALTERNATIVE PURCHASE PLAN

Class A Shares

    PruArray Plans. Class A shares are also offered at net asset value to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (``Association'') that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.

    Listed below are the names of the Prudential Mutual Funds and the dates of the Prospectuses to which this supplement relates.

Name of Fund                                                                   Date of Prospectus
Prudential Government Income Fund, Inc.                                        April 30, 1996
Prudential Intermediate Global Income Fund, Inc.                               March 1, 1996
Prudential Jennison Growth Fund                                                October 27, 1995

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